EXHIBIT 15
                                                                      ----------



                       SCHEDULE 13D JOINT FILING AGREEMENT


         In accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of an Amendment on Schedule 13D (including any additional amendments thereto) with respect to the securities of Infocrossing, Inc. and that this Agreement be filed as an Exhibit to such Amendment on Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 23rd of October, 2003.

                                   SANDLER CAPITAL MANAGEMENT

                                   By:  MJDM Corp., a general partner

                                   By:  /s/ Moira Mitchell
                                        ---------------------------------------
                                        Name:   Moira Mitchell
                                        Title:  President


                                   SANDLER INVESTMENT PARTNERS, L.P.

                                   By:  Sandler Capital Management,
                                        general partner

                                        By:   MJDM Corp., general partner

                                              By: /s/ Moira Mitchell
                                                  -----------------------------
                                                  Name:   Moira Mitchell
                                                  Title:  President


                                   SANDLER CAPITAL PARTNERS V, L.P.

                                   By:  Sandler Investment Partners, L.P.,
                                        general partner

                                        By:   Sandler Capital Management,
                                              general partner

                                              By:  MJDM Corp., a general partner

                                                   By:  /s/ Moira Mitchell
                                                        -----------------------
                                                        Name:  Moira Mitchell
                                                        Title: President

                                   SANDLER CAPITAL PARTNERS V FTE, L.P.

                                   By:  Sandler Investment Partners, L.P.,
                                        general partner

                                        By:   Sandler Capital Management,
                                              general partner

                                              By:  MJDM Corp., a general partner

                                                   By:  /s/ Moira Mitchell
                                                        -----------------------
                                                        Name:   Moira Mitchell
                                                        Title:  President


                                   SANDLER CAPITAL PARTNERS V GERMANY, L.P.

                                   By:  Sandler Investment Partners, L.P.,
                                        general partner

                                        By:   Sandler Capital Management,
                                              general partner

                                              By:  MJDM Corp., a general partner

                                                   By:  /s/ Moira Mitchell
                                                        -----------------------
                                                        Name:   Moira Mitchell
                                                        Title:  President


                                   SANDLER CO-INVESTMENT PARTNERS, L.P.

                                   By:  Sandler Capital Management,
                                        general partner

                                        By:   MJDM Corp., a general partner

                                              By:  /s/ Moira Mitchell
                                                   ----------------------------
                                                   Name:  Moira Mitchell
                                                   Title: President

                                   SANDLER TECHNOLOGY PARTNERS SUBSIDIARY, LLC

                                   By:  Sandler Technology Partners, L.P.,
                                        manager

                                        By:   Sandler Investment Partners, L.P.,
                                              general partner

                                              By:  Sandler Capital Management,
                                                   general partner

                                                   By:  MJDM Corp.,
                                                        a general partner

                                                       By: /s/ Moira Mitchell
                                                           --------------------
                                                           Name:  Moira Mitchell
                                                           Title: President


                                   SANDLER TECHNOLOGY PARTNERS, L.P.

                                   By:  Sandler Investment Partners, L.P.,
                                        general partner

                                        By:   Sandler Capital Management,
                                              general partner

                                              By:  MJDM Corp., a general partner

                                                   By:  /s/ Moira Mitchell
                                                        -----------------------
                                                        Name:   Moira Mitchell
                                                        Title:  President